UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2005

COEUR D'ALENE MINES CORPORATION
(Exact name of Registrant as specified in its charter)

Idaho	1-8641	84-0109423
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)	Identification No.)

400 Coeur d'Alene Mines Bldg., 505 Front Avenue,	83814
Coeur d'Alene, Idaho	(Zip Code)
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (208) 667-3511

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

        In May 2003, the Registrant adopted its 2003 Long-Term Incentive Plan (the “Plan”) to allow the grant of restricted stock, stock option, cash-based and other stock-based awards to employees of the Registrant (non-employee directors of the Registrant are not eligible to participate under the Plan). The Registrant anticipates granting, from time to time, restricted stock and stock (both non-qualified and incentive stock) option awards pursuant to the terms of the Plan. The form of restricted stock, incentive stock option and non-qualified stock option agreements to be entered into by award recipients are attached as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibits are filed herewith:

Exhibit	Description

10.1	Form of Restricted Stock Agreement

10.2	Form of Incentive Stock Option Agreement

10.3	Form of Non-Qualified Stock Option Agreement

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COEUR D'ALENE MINES CORPORATION
(Registrant)
Dated: February 15, 2005	By: /s/ James A. Sabala
James A. Sabala
Executive Vice President and
Chief Financial Officer

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